UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2004

MERGENCE CORPORATION

(Exact name of registrant as specified in its charter)

______________________________________________________________________________________

DELAWARE                                    000-26790                                  87-0461856

(State or other jurisdiction              (Commission                             (IRS Employer

of incorporation)                            File Number)                             Identification No.)

______________________________________________________________________________________

ONE TECHNOLOGY DRIVE, BUILDING H, IRVINE CA            92618

(Address of principal executive offices)                                       (Zip Code)

949-753-0590

Registrant’s telephone number, including area code ______________________________________________________________________________

ESYNCH CORPORATION

______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant on August 2, 2004 entered into a purchase agreement (“Purchase Agreement”) among the Registrant, Thomas C. Hemingway, an individual; T. Richard Hutt, an individual; and David P. Noyes, an individual.  The Registrant on August 17,2004 entered into an agreement (the “Amendment”) with Oxford Media Corp., a Delaware corporation; Thomas C. Hemingway, an individual; T. Richard Hutt, an individual; and David P. Noyes, an individual.

Messrs. Hemingway, Hutt and Noyes own in the aggregate 1,800,000 shares of the issued and outstanding stock of Oxford.  Oxford was formerly the wholly owned subsidiary of the Registrant.  Oxford had issued all of the outstanding shares of Oxford Common Stock, par value $0.01 per share, to the Registrant.  Oxford split the Common Stock by issuing a stock dividend on its shares.  Accordingly the Registrant held 1,800,000 shares of Oxford as of August 1, 2004.  Oxford and the Registrant have two common directors and executive officers, Messrs. Hemingway and Hutt.  Mr. Noyes, like each of the other individual parties to the Amendment, is an executive officer of Oxford.  Mr. Noyes is a former executive officer of the Registrant.

The Amendment amends the Purchase Agreement, entered into on August 2, 2004, among the Registrant and the same individual parties as the Amendment.  Oxford had not been party to the Purchase Agreement.  The Purchase Agreement provided that the Registrant would sell 1,000,000 shares of Common Stock of Oxford to the individual parties in exchange for their forgiveness of $60,000 of debts owed them by the Registrant for deferred compensation, services, expenses and loans..  The Purchase Agreement originally contained a provision, which has since been modified, that provided for the distribution of a dividend by the Registrant to its stockholders of an aggregate of 800,000 shares of Oxford Common Stock.

Pursuant to the Amendment, Messrs. Hemingway, Hutt and Noyes agreed to purchase the balance of 800,000 shares from the Registrant for $48,000 in forgiveness of debts, and Oxford has agreed to issue an additional 800,000 shares of authorized and previously unissued shares of Oxford Media Corporation’s Common Stock directly to specified persons who were stockholders beneficially of the Registrant.

Accordingly, Oxford agreed to issue 800,000 shares of Oxford Common Stock pro rata according to a specified list of beneficial owners as provided by the Registrant    The Amendment requires also that Oxford, prior to such issuance, file with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, a registration statement covering the shares.  Under the Amendment, the issuance shall be made by Oxford only when and if the Securities and Exchange Commission shall have declared the registration statement effective.  Oxford agreed to prepare and file that registration statement as soon as possible, at its own cost.

The Purchase Agreement and the Amendment are attached hereto as Exhibit 2.9 and Exhibit 2.10, respectively.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 2, 2004, we disposed of 1,000,000 shares (56%) of Oxford Media Corp., a Delaware corporation.  On August 17, 2004, we disposed of all of our remaining interests in Oxford Media Corp., comprised of 800,000 shares (44%).

Oxford Media Corp., at the time of the disposition, owned no assets.

Messrs. Thomas C. Hemingway, T. Richard Hutt and David P. Noyes acquired aggregately all of the issued and outstanding stock of Oxford from the Registrant.  Oxford, a Delaware corporation, was formerly the wholly owned subsidiary of the Registrant.  Oxford and the Registrant have two common directors and executive officers, Messrs. Hemingway and Hutt.  Mr. Noyes, like each of the other individual parties to the Amendment, is an executive officer of Oxford.  Mr. Noyes is a former executive officer of the Registrant.

Prior to the disposition of Oxford, the Registrant was indebted to the individuals in the amount of $128,000 for deferred compensation, services, expenses and loans..  The individuals forgave $108,000 of the Registrant’s indebtedness in exchange for all of the shares of Oxford held by the Registrant. As part of the Amendment, Oxford Media Corp. assumed certain liabilities of the Registrant totaling $125,319.

The price for the Oxford Common Stock was determined by the parties to be reasonable for an inactive company without valuable technology and no operations since September 30, 2002.  As of June 30, 2004, Oxford had no assets and a deficit (negative net worth) of $3,645. The audited December 31, 2003 and unaudited June 30, 2004 financial statements had been prepared on the basis of the Company continuing as a going concern, which might overstate value because Oxford had incurred operating losses from operations since inception through June 30, 2004 totaling $13,517,981, including allocations from the Registrant for general and administrative expenses, and had accumulated a deficit at June 30, 2004 in the amount of $13,517,981.  The allocation from the Registrant for general and administrative expenses since inception was approximately $12,455,000.

The Purchase Agreement and the Amendment are attached hereto as Exhibit 2.9 and Exhibit 2.10, respectively.

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

The Registrant will not distribute 800,000 shares of Oxford Media Corporation to the Registrant’s stockholders of record as of August 27, 2004 pursuant to a dividend as previously announced.  The Registrant has disposed of all of the stock of Oxford Media Corp. to Thomas C. Hemingway, T. Richard Hutt and David P. Noyes in exchange for forgiveness of $48,000 of debt for salary and compensation and assumption of $125,319 of specified liabilities by Oxford and other considerations.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

The Registrant terminated its plan to spin-off 800,000 shares of Oxford Media Corp. to the Registrant’s stockholders and abandoned the Schedule 14C filed by the Registrant to describe the spin-off to its stockholders.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The Registrant in an amendment to this Report, if so required, shall file pro Forma Financial Statements of the Registrant excluding the results of Oxford Media Corporation.  The Registrant has not yet completed the process of considering the applicable accounting rules.

Exhibit Number

Description

2.9                                                Purchase Agreement dated August 2, 2004 among the Registrant,

                                                          Thomas C. Hemingway, T. Richard Hutt, and David P. Noyes

2.10                                                    Agreement dated August 17, 2004 among the Registrant, Oxford

                                                           Media Corp., Thomas C. Hemingway, T. Richard Hutt, and

                                                           David P. Noyes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGENCE CORPORATION

(Registrant)

Date October 29, 2004

/s/   Thomas C. Hemingway

(Signature)

Thomas C. Hemingway, Chief Executive Officer

(Name and Title)